EXHIBIT 10.1

FIRST AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of May 16, 2016, by and among OXFORD FINANCE LLC, a Delaware limited liability company (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 2.1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time including Oxford in its capacity as a Lender and EAST WEST BANK, a California state‑chartered bank (“EWB”) (each a “Lender” and collectively, the “Lenders”), and OMEROS CORPORATION, a Washington corporation (“Borrower”).

Recitals

A.Collateral Agent, Lenders and Borrower have entered into that certain Loan and Security Agreement dated as of December 30, 2015 (as amended from time to time, the “Loan Agreement”).

B.Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower has requested that Collateral Agent and Lenders (i) modify the Term Loan availability, (ii) waive certain borrowing procedures and (iii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.Collateral Agent and Lenders have agreed to modify and amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1Section 2.1.1 (Term Loans).  Section 2.1.1(a)(ii) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(ii)Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, on the First Amendment Funding Date, to make term loans to Borrower in an aggregate amount of Twenty Million Dollars ($20,000,000.00) according to each Lender’s Term B Loan Commitment as set forth on Schedule 2.1.1 hereto (such term loans are hereinafter referred to singly as a “Term B Loan”, and collectively as the “Term B Loans”; each Term A Loan and Term B Loan is hereinafter referred to singly as a “Term Loan” and the Term A Loans and the Term B Loans are hereinafter referred to collectively as the “Term Loans”).  After repayment, no Term B Loan may be re‑borrowed.”

2.2Section 2.1.1 (Term Loans).  Section 2.1.1(a)(iii) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(iii)Intentionally Omitted.”

2.3Section 2.3 (Fees).  New Section 2.3(e) hereby is added to the Loan Agreement to read as follows:

“(e)First Amendment Fee.A fully earned, non-refundable fee of Fifty Thousand Dollars ($50,000.00) (the “First Amendment Fee”) for the benefit of and to be shared between the Lenders pursuant to their respective aggregate Commitment Percentages as set forth in Schedule 2.1.1, payable on the First Amendment Funding Date.”

2.4Section 3.4 (Procedures for Borrowing).  The first sentence of Section 3.4 of the Loan Agreement is amended and restated in its entirety to read as follows:

“Subject to the prior satisfaction of all other applicable conditions to the making of a Term Loan set forth in this Agreement, to obtain a Term B Loan, Borrower shall notify the Lenders (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 12:00 noon Eastern time two (2) Business Days prior to the date the Term B Loan is to be made.”

2.5Section 13.1 (Definitions).  The following terms and their respective definitions hereby are added or amended and restated in their entirety, as applicable, to Section 13.1 of the Loan Agreement as follows:

“Final Payment Percentage” is (i) with respect to the Term A Loan, seven and one-half percent (7.50%); and (ii) with respect to the Term B Loans, six and one-quarter percent (6.25%).

“First Amendment Effective Date” is May 16, 2016.

“First Amendment Fee” is defined in Section 2.3(e) hereof.

“First Amendment Funding Date” is May18, 2016.

“Loan Documents” are, collectively, this Agreement, the Warrants, the Perfection Certificate, the Promissory Notes, the Disbursement Letter, each Loan Payment/Advance Request Form, the Post Closing Letter, any other note, or notes or guaranties executed by Borrower or any Subsidiary, and any other present or future agreement between Borrower and/or any Subsidiary for the benefit of the Lenders and Collateral Agent in connection with this Agreement, all as amended, restated, or otherwise modified.

“Term Loan” is defined in Section 2.1.1(a)(ii) hereof.

“Warrants” are those certain Warrants to Purchase Stock dated as of the First Amendment Funding Date, or any date thereafter, issued by Borrower in favor of each Lender or such Lender’s Affiliates.

2.6Section 13.1 (Definitions).  The following terms and their respective definitions hereby are deleted in their entirety from Section 13.1 of the Loan Agreement, and all textual references in the Loan Agreement relating to such terms are deleted in their entirety:

“Second Draw Period”, “Second Draw Period Revenue Event”, “Term C Loan”, “Third Draw Period”, “Third Draw Period Revenue Event.”

2.7Schedule 2.1.1 of the Loan Agreement hereby is replaced in its entirety with Schedule 2.1.1 attached hereto.

3.Limitation of Amendment.

3.1The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties.  To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3The organizational documents of Borrower delivered to Collateral Agent and Lenders on the First Amendment Effective Date, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as may be required under state securities laws; and

4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.Effectiveness.  This Amendment shall be deemed effective upon the due execution and delivery to Collateral Agent and Lenders of (i) this Amendment by each party hereto, (ii) the Disbursement Letter substantially in the form of Exhibit A attached hereto; (iii) an updated Corporate Borrowing Certificate of Borrower in form and content reasonably acceptable to Collateral Agent and the Lenders; and (iv) the Loan Payment/Advance Request Form attached hereto.

7.Conditions Precedent to Term B Loan.  Each Lender’s obligation to make a Term B Loan is subject to the condition precedent that Borrower shall consent to or have delivered, such documents, and shall have completed such other matters as follows:  (A) the due execution and delivery to the Collateral Agent and Lenders of (i) the Secured Promissory Notes dated as of May 18, 2016, duly executed by Borrower in favor of Oxford in the aggregate amount of Eleven Million Four Hundred Twenty Eight Thousand Five Hundred Seventy-One and 43/100 Dollars ($11,428,571.43), substantially in the forms of Exhibit C attached hereto; (ii) a Secured Promissory Note dated as of May 18, 2016, duly executed by Borrower in favor of EWB in the amount of Eight Million Five Hundred

Seventy-One Thousand Four Hundred Twenty-Eight and 57/100 Dollars ($8,571,428.57), substantially in the form of Exhibit C attached hereto; (iii) the Warrants; and (B) Borrower’s payment of (i) the First Amendment Fee in the amount of Fifty Thousand Dollars ($50,000.00) and (ii) all Lenders’ Expenses incurred through the date of this Amendment; each of which may be debited from Borrower’s accounts at EWB.

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

COLLATERAL AGENT and LENDER:

OXFORD FINANCE LLC

By:	/s/ Mark Davis
Name:	Mark Davis
Title:	Vice President - Finance, Secretary
& Treasurer

LENDER:

EAST WEST BANK

By:	/s/ Linda S. Le Beau
Name:	Linda S. Le Beau
Title:	Managing Director, Life Sciences

BORROWER:

OMEROS CORPORATION

By:	/s/ Gregory A. Demopulos
Name:	Gregory A. Demopulos, M.D.
Title:	President, Chief Executive Officer
and Chairman of the Board of Directors

[Signature Page to First Amendment to Loan and Security Agreement]

EXHIBIT A

DISBURSEMENT LETTER

The undersigned, being the duly elected and acting President of OMEROS CORPORATION, a Washington corporation (“Borrower”), does hereby certify to OXFORD FINANCE LLC (“Oxford”), as collateral agent (in such capacity, the “Collateral Agent”) and to each of the Lenders pursuant to the Loan Agreement defined below (the “Lenders”), including Oxford and East West Bank in connection with that certain Loan and Security Agreement dated as of December 30, 2015 by and among Borrower, Collateral Agent and the Lenders from time to time party thereto (as amended by that First Amendment to Loan and Security Agreement, dated as of May 16, 2016, the “Loan Agreement”; with other capitalized terms used below having the meanings ascribed thereto in the Loan Agreement) that:

1.

The representations and warranties made by Borrower in Section 5 of the Loan Agreement and in the other Loan Documents are  true, correct and complete in all material respects on the date hereof; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, correct and complete in all material respects as of such date.

2.	No event or condition has occurred that would constitute an Event of Default under the Loan Agreement or any other Loan Document.
3.	Borrower is in compliance with the covenants and requirements contained in Sections 4, 6 and 7 of the Loan Agreement.
4.	All conditions referred to in Section 3 of the Loan Agreement to the making of the Credit Extension to be made on or about the date hereof have been satisfied.
5.	No Material Adverse Change has occurred.

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6.	The proceeds of the Term B Loans shall be disbursed as follows:

Disbursement from Oxford:
Loan Amount	$20,000,000.00

Less:
‑‑Amendment Fee	($50,000.00)
‑‑Interim Interest	($66,805.56)
‑‑Lender’s Legal Fees	($19,023.50)	*

TOTAL TERM B LOANS NET PROCEEDS FROM LENDERS	$19,864,170.94

7.	The Term B Loans shall amortize in accordance with the Amortization Table attached hereto.
8.	The net proceeds of the Term B Loans shall be transferred to the Designated Deposit Accounts as follows:

Amount:	$19,864,170.94
Bank Name:	East West Bank
Bank Address:	9300 Flair Drive, 4th Floor
El Monte, CA 91731
Beneficiary Name:	Omeros Corporation
Account Number:	[____________]
Routing/ABA Number:	[____________]
SWIFT Code (Int’l):	[____________]

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* Legal fees and costs are through the First Amendment Effective Date. Postclosing legal fees and costs, payable after the First Amendment Effective Date, to be invoiced and paid postclosing.

Dated as of the date first set forth above.

COLLATERAL AGENT:	BORROWER:

OXFORD FINANCE LLC	OMEROS CORPORATION

By:	By:
Name:	Name:
Title:	Title:

LENDER:

EAST WEST BANK

By:
Name:
Title:

[Signature Page to Disbursement Letter]

AMORTIZATION TABLE
(Term B LoanS)

[see attached]

SCHEDULE 2.1.1

Lenders and Commitments

	Term A Loans
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$28,571,428.57	57.14286%
EAST WEST BANK	$21,428,571.43	42.85714%
TOTAL	$50,000,000.00	100.00%

	Term B Loans
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$11,428,571.43	57.14286%
EAST WEST BANK	$8,571,428.57	42.85714%
TOTAL	$20,000,000.00	100.00%

	Aggregate (all Term Loans)
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$40,000,000.00	57.14286%
EAST WEST BANK	$30,000,000.00	42.85714%
TOTAL	$70,000,000.00	100.00%

EXHIBIT B

[Intentionally Omitted]

EXHIBIT C

SECURED PROMISSORY NOTE
(Term Loan)

$5,000,000.00	Dated: May 18, 2016

FOR VALUE RECEIVED, the undersigned, OMEROS CORPORATION, a Washington corporation with offices located at 201 Elliott Avenue West, Seattle, WA 98119 (“Borrower”) HEREBY PROMISES TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of Five Million Dollars ($5,000,000.00)   or such lesser amount as shall equal the outstanding principal balance of the Term Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated December 30, 2015 by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement.  Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Term Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”).  The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.1.1(d) and Section 2.1.1(e) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term Loan, interest on the Term Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent.  Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation.  Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

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IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

OMEROS CORPORATION

By
Name:
Title:

Oxford Finance LLC
Secured Promissory Note
Term B Note No. 1

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

Oxford Finance LLC
Secured Promissory Note
Term B Note No. 1

SECURED PROMISSORY NOTE
(Term Loan)

$4,428,571.43	Dated: May 18, 2016

FOR VALUE RECEIVED, the undersigned, OMEROS CORPORATION, a Washington corporation with offices located at 201 Elliott Avenue West, Seattle, WA 98119 (“Borrower”) HEREBY PROMISES TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of Four Million Four Hundred Twenty-Eight Thousand Five Hundred Seventy-One and 43/100 Dollars ($4,428,571.43)  or such lesser amount as shall equal the outstanding principal balance of the Term Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated December 30, 2015 by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement.  Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Term Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”).  The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.1.1(d) and Section 2.1.1(e) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term Loan, interest on the Term Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent.  Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation.  Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

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IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

OMEROS CORPORATION

By
Name:
Title:

Oxford Finance LLC
Secured Promissory Note
Term B Note No. 2

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

Oxford Finance LLC
Secured Promissory Note
Term B Note No. 2

SECURED PROMISSORY NOTE
(Term Loan)

$2,000,000.00	Dated: May 18, 2016

FOR VALUE RECEIVED, the undersigned, OMEROS CORPORATION, a Washington corporation with offices located at 201 Elliott Avenue West, Seattle, WA 98119 (“Borrower”) HEREBY PROMISES TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of Two Million Dollars ($2,000,000.00) or such lesser amount as shall equal the outstanding principal balance of the Term Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated December 30, 2015 by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement.  Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Term Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”).  The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.1.1(d) and Section 2.1.1(e) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term Loan, interest on the Term Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent.  Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation.  Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

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WEST\269458724.7
368986-000024

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

OMEROS CORPORATION

By
Name:
Title:

Oxford Finance LLC
Secured Promissory Note
Term B Note No. 3

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

Oxford Finance LLC
Secured Promissory Note
Term B Note No. 3

SECURED PROMISSORY NOTE
(Term Loan)

$8,571,428.57	Dated: May 18, 2016

FOR VALUE RECEIVED, the undersigned, OMEROS CORPORATION, a Washington corporation with offices located at 201 Elliott Avenue West, Seattle, WA 98119 (“Borrower”) HEREBY PROMISES TO PAY to the order of EAST WEST BANK (“Lender”) the principal amount of Eight Million Five Hundred Seventy-One Thousand Four Hundred Twenty-Eight and 57/100 Dollars ($8,571,428.57) or such lesser amount as shall equal the outstanding principal balance of the Term Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated December 30, 2015 by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement.  Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Term Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”).  The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.1.1(d) and Section 2.1.1(e) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term Loan, interest on the Term Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent.  Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation.  Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

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IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

OMEROS CORPORATION

By
Name:
Title:

East West Bank
Secured Promissory Note
Term B Note

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

East West Bank
Secured Promissory Note
Term B Note

LOAN PAYMENT/ADVANCE REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS Noon, P.S.T.

To:		DATE:
FAX #: (408) 588-9688		TIME:

FROM:	Omeros Corporation Borrower's Name	TELEPHONE REQUEST (For Bank Use Only):
The following person is authorized to request the loan payment transfer/loan advance on the designated account and is known to me.
FROM:
Authorized Signer's Name

FROM:
	Authorized Signature (Borrower)	Authorized Request & Phone #

PHONE #:
Received by (Bank) & Phone #
FROM ACCOUNT#:
(please include Note number, if applicable)
TO ACCOUNT #:		Authorized Signature (Bank)
(please include Note number, if applicable)

REQUESTED TRANSACTION TYPE	REQUESTED DOLLAR AMOUNT	For Bank Use Only

PRINCIPAL INCREASE* (ADVANCE)	$__________________________________	Date Rec'd:
PRINCIPAL PAYMENT (ONLY)	$__________________________________	Time:
		Comp. Status:	YES	NO
OTHER INSTRUCTIONS:		Status Date:
Time:
Approval:

All representations and warranties of Borrower stated in the Loan and Security Agreement are true, correct and complete in all material respects as of the date of the telephone request for and advance confirmed by this Loan Payment/Advance Request Form; provided, however, that those representations and warranties the date expressly referring to another date shall be true, correct and complete in all material respects as of such date.

*IS THERE A WIRE REQUEST TIED TO THIS LOAN ADVANCE? (PLEASE CIRCLE ONE)		YES	NO
If YES, the Outgoing Wire Transfer Instructions must be completed below.
OUTGOING WIRE TRANSFER INSTRUCTIONS	Fed Reference Number	Bank Transfer Number
The items marked with an asterisk (*) are required to be completed.
*Beneficiary Name
*Beneficiary Account Number
*Beneficiary Address
Currency Type	US DOLLARS ONLY
*ABA Routing Number (9 Digits)
*Receiving Institution Name
*Receiving Institution Address
*Wire Amount	$

CORPORATE BORROWING CERTIFICATE

[form to be provided to, reviewed and approved by Collateral Agent and the Lenders]